UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): November 25, 2011

SWISSINSO HOLDING INC.
(Exact Name of Registrant as Specified in Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

333-151909	90-0620127
(Commission File Number)	(IRS Employer Identification No.)

590 Madison Avenue, 21st Floor, New York, New York 10022
 (Address of Principal Executive Offices, Zip Code)

(212) 512-4017
(Registrant's Telephone Number, Including Area Code)

______________________________________________________
 (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 – Registrant’s Business and Operations

Item 1.01.  Entry into a Material Definitive Agreement

On November 8, 2011 and December 31, 2011, Merse SA and Salim Shaikh Ismail, the holders of an aggregate of $2,000,000 of Registrant’s 9% Secured Convertible Notes issued in December 2009 and February 2010, respectively, agreed to extend the maturity date of such notes to December 31, 2013.

Section 5 – Corporate Governance and Management

Item 5.01. Changes in Control of Registrant

On November 25, 2011, Frederic Strittmatter and InsOglass Holding SA (“InsOglass”), a company controlled by Rafic Hanbali, acquired an aggregate of 24,500,000 shares (the “Shares”) of Registrant’s Common Stock from its founder and former President, Michel Gruering, in a private sale for an aggregate of 100,000 Swiss Francs (the “Acquisition”).  The Shares constitute 31.17% of the 78,599,287 shares of Registrant’s issued and outstanding Common Stock.  The source of funds for the Acquisition of the Shares was the personal funds of Mr. Strittmatter and the corporate funds of InsOglass.

On December 17, 2011, Mr. Gruering also entered into a Voting Agreement and Proxy with Mr. Hanbali, pursuant to which Mr. Gruering agreed to vote his remaining 9,097,145 shares of Registrant’s Common Stock and an additional 6,000,000 shares of Registrant’s Common Stock over which Mr. Gruering has a power of attorney at any regular or special meeting of stockholders and on every action or approval by written consent in such manner as directed by Mr. Hanbali.

As a result of the Acquisition and the Voting Agreement and Proxy, Mr. Hanbali will have voting control over an aggregate of 39,597,145 shares, or 50.38%, of Registrant’s issued and outstanding Common Stock.

Other than as described above, there are no arrangements or understandings among members of both the former and new control persons and their associates with respect to the election of directors of the Registrant or other matters.

By virtue of his ownership or control of 50.38% of Registrant’s issued and outstanding Common Stock and Mr. Hanbali’s position as Chairman, President and Chief Executive of the Company, Mr. Hanbali shall be deemed to be in control of Registrant.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On December 12, 2011, Manuel de Sousa resigned as Chief Financial Officer of Registrant.  On December 16, 2011, Michel Gruering resigned as President and director of Registrant.  On December 20, 2011, Yves Ducommun resigned as Chief Executive Officer and director of Registrant.  At the same time, Messrs. de Sousa, Gruering and Ducommun resigned from all of their officer and director positions of Registrant’s wholly-owned subsidiary, SwissINSO S.A.  On December 20, 2011, Rafic Hanbali, Frederic Strittmatter and Clive D. Harbutt were appointed directors of Registrant, and Mr. Hanbali and Mr. Harbutt were appointed Chairman, President and Chief Executive Officer and Interim Chief Financial Officer, respectively, of Registrant.

Rafic Hanbali, age 61, is a private investor and independent business entrepreneur who has founded and managed various companies in international trade, food production and distribution, wireless communications, technology and aircraft finance services in Brazil and Europe.  Mr. Hanbali’s main strengths are to identify business opportunities, foresee business trends and organize business enterprises to develop and commercialize products.  He has had significant experience in both establishing new companies to take advantage of business opportunities and in restructuring and turning around existing companies.

Frederic Strittmatter, age 58, is an independent business executive who has held senior management positions with various companies in the computer industry and financial industry within Switzerland for over 25 years, including Telehouse (Suisse) S.A., Gottex Brokers S.A., Compagnie Financiere Espirito Santo S.A., Texas Instruments (Suisse) S.A., NCR (Suisse) S.A. and Burroughs (Suisse) S.A.  Mr. Strittmatter has a Bachelor Degree in Economics from the University of Lausanne (Switzerland).

Clive D. Harbutt, age 55, is the founder and managing partner of Swiss Investment Consulting Group SA (SICG), based in Geneva, Switzerland. SICG works closely with venture capital funds and investors in technology, cleantech and life sciences, providing support on the various non-scientific and technical challenges facing investors and companies as they grow. Mr. Harbutt is also co-founder of Strategic Impact Consulting Group S.A., which focuses on Lean Six Sigma process improvement, internal controls, audit and pre-acquisition due diligence.  Mr. Harbutt has extensive audit, finance and accounting experience, having held senior corporate finance positions in a number of global blue-chip companies such as Pfizer, Howmedica, Serono and Firmenich.  Born and raised in London, England, Mr. Harbutt has worked in Latin America, the United States and Europe. He is a qualified accountant and a Lean Six Sigma Black Belt, a member of the American International Club of Geneva and the British-Swiss Chamber of Commerce, and is an ambassador for the MBA program at the University of Geneva.  Mr. Harbutt was formerly Interim Chief Financial Officer and a director of Registrant.

There are no familial relationships among any of our directors or officers.  None of our directors or officers is a director in any other U.S. reporting companies.  None of our directors or officers has been involved in any legal proceedings referred to in Item 401(f) of Regulation S-K (17 CFR 229.401(f)).  The Company is not aware of any proceedings to which any of the Company’s officers or directors, or any associate of any such officer or director, is a party adverse to the Company or any of the Company’s subsidiaries or has a material interest adverse to it or any of its subsidiaries.

Each director of the Company serves for a term of one year or until his successor is elected at the Company’s annual shareholders’ meeting and is qualified, subject to removal by the Company’s shareholders. Each officer serves, at the pleasure of the board of directors, for a term of one year and until his successor is elected at the annual meeting of the board of directors and is qualified.

Section 9 - Financial Statements and Exhibits

Item 9.01. Financial Statements and Exhibits.
(d)	Exhibits

10.23  Voting Agreement and Proxy dated December 17, 2011 by and between Michel Gruering and Rafic Hanbali.  Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SWISSINSO HOLDING INC.

January 10, 2012	By	/s/ Rafic Hanbali
Name: Rafic Hanbali
Title: Chief Executive Officer